

Corporate Presentation I May 2023

Enabling Effective Oral Drug Delivery

LIPOCINE®
ENHANCING HEALTH

Forward-Looking Statements

This release contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product development efforts, our strategic plans for developing products to treat CNS disorders, our ability to monetize non-core product candidates, the application of our Lip'ral platform in developing new treatments for CNS disorders, our product candidates and related clinical trials, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates to treat CNS disorders, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, the FDA will not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this release, except as required by law.

Investment Highlights

Validated Proprietary Lip'ral Technology Platform

Enabling Effective Oral Delivery

Curated Clinical Development Focus

LPCN 1154: Fast Acting Oral Antidepressant

LPCN 1148: Unique MOA for Management of Cirrhosis

LPCN 2101: Novel MOA for Treating Women with Active Epilepsy

Exploratory Preclinical CNS Candidates

Value Through Partnering of Non-CNS Assets

Testosterone Replacement Therapy: TLANDO® (Ex-US) and LPCN 1111

Prevention of Preterm Birth: LPCN 1107

Chronic Liver Disease: LPCN 1144, LPCN 1148

Near-Term Value-Enhancing Events

2Q 2023

LPCN 1154 Pilot PK Bridge Study Topline Results

Mid 2023

LPCN 1148 Phase 2 POC Cirrhosis Study Topline Results

2H 2023

LPCN 1154 Confirmatory Pivotal PK Study Initiation

Validated Proprietary Lip’ral Technology Platform



Lip’ral based dosage form
Insoluble drug lipid composition
GI Lumen
Section of GI magnified to illustrate absorption
Drug
+
Carrier
=
Drug Loaded Carrier
GI Lumen
Aqueous Barrier Layer
Intestinal Wall
Systemic Circulation
Insoluble drug lipid composition
Optimal dispersed phase in GI tract
Effective Transfer across aqueous barrier layer
Improved absorption

Superior Oral Bioavailability
e.g., TLANDO®

Enable Effective Oral Delivery
e.g., endogenous neuroactive steroids, 17-hydroxyprogesterone caproate

Curated Clinical Development Focus

Oral Neuroactive Steroids (NASs)

Significant Unmet Needs in Central Nervous System Disorders (CNS)

Psychiatry

Depression Disorders (e.g. PPD, MDD, TRD): Robust and durable efficacy, fast onset, good tolerability, improved compliance, affordable, and easy access

Neurology

Epilepsy: Novel MOA targeting women with active epilepsy (WWE)

Movement Disorders: No medications developed specifically for essential tremors (ET), only one approved >50 years ago

Targeting Differentiating Value Propositions

LPCN 1154

Oral postpartum depression (PPD) treatment option with high remission and faster onset

LPCN 2101

New MOA for treating women with active epilepsy

Large and growing CNS market


$89 bn
CAGR 9.4%
$166 bn
2021
2028

Lipocine Clinical Development Pipeline

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase 2/POC	Pivotal	Approved	Status
LPCN 1154 *(Postpartum Depression)*						Pilot PK bridge study in progress
LPCN 1148 *(Liver Cirrhosis - Hepatic Encephalopathy; Secondary Sarcopenia)*						Phase 2 study enrollment completed
LPCN 2101 *(Women With Epilepsy)*						IND cleared for Phase 2
Neuroactive Steroid						

LPCN 1154

Oral Brexanolone for
Postpartum Depression (PPD)



Postpartum Depression (PPD)

A Major Depressive Disorder Within Weeks after Childbirth

- One in eight women suffer from PPD[1] with up to 10% being considered severe[1,2]
- ~50% of patients are diagnosed and treated in the US[3]
- U.S women with moderate-severe PPD estimated ~175K annually[4]
- Suicide/suicide ideation, a significant concern - suicide is a leading cause of maternal death in the first year following childbirth[5]
- Adolescent-onset is two-folds higher than adult-onset[6]
- Warrants ensuring no harm done to mother and infant
- Negative impact on partner


Rapid Relief Matters
A Serious Condition in Need of a Highly Effective Fast-Acting Oral Treatment

1. https://www.cdc.gov/reproductivehealth/vital-signs/identifying-maternal-depression/index.html1.
2. O'Hara et al Best Pract Res Clin Obstet Gynaecol. 2014 January
3. Evins GG et al. Am J Obstet Gynecol. 2000;182(5):1080-1082
4. CDC, "Symptoms of Depression Among Adults: United States, 2019" NCHS Data Brief, No.379, September 2020
5. https://www.postpartumdepression.org/resources/statistics/
6. sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO (brexanolone) injection, for intravenous use

LIPOCINE ENHANCING HEALTH

Postpartum Depression (PPD) – A Substantial Opportunity

Limitations of Current Pharmacological Treatment Modality for PPD

SSRIs/SNRIs

(Not approved for PPD indication, off label use)

Slow onset of action – may take 4-6 weeks[1]

Treatment duration – acute for 6–8 weeks, followed by 4–9 months of continuation treatment[2]

Efficacy – low pharmacotherapy remission post acute treatment (6-8 weeks)[3]

Tolerability – side effects such as sexual dysfunction and weight gain[4]; side effects upon discontinuation[5]

Injectable Brexanolone

(The only FDA approved treatment)

Logistics of burdensome invasive infusion

Inpatient administration

Per FDA reporting system ~40% of AEs are related to IV infusion administration errors

Frequent monitoring for excessive sedation

Accessibility challenges - over night stay, providers and facility certification, limited inpatient options affordability

Market in Need of a Highly Efficacious, Fast-Acting, and Convenient Antidepressant

LIPOCINE ENHANCING HEALTH

1. Boesen et al., Epidemiol Psychiatr Sci2021 Apr 30;30:e35.
2. Depression in primary care. Vol 2. Clinical practice guideline No. 5. Rockville (MD): US Dept of Health and Human Services; 1993. AHCPR publication 93-0550
3. Kennedy et al. J Psychiatry Neurosci. 2002 Jul;27(4):269-80.
4. Ferguson JM. Prim Care Companion J Clin Psychiatry. 2001 Feb; 3(1): 22–27.
5. Warner et al. Am Fam Physician. 2006;74(3):449-456

Postpartum Depression (PPD)

Significant Unmet Needs

Robust Efficacy	Remission and response
Rapid Relief	Days vs weeks
Good Tolerability	No excessive sedation, no sexual dysfunction and weight gain side effects, no withdrawal side effects upon discontinuation
Convenient	Non-invasive
Accessibility	Outpatient/Community setting use
Compliance	Improved compliance

1. CDC, "Depression Among Women"
2. CDC, "Symptoms of Depression Among Adults: United States, 2019" NCHS Data Brief, No.379, September 2020

LPCN 1154

Strong Pharmacological Rationale

Mechanism of Action

Brexanolone is a positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Hormonal changes leading to GABA dysfunction is common in depression and pregnancy

GABA Receptor Substrates Binding


GABA
Benzodiazepine
Alcohol
Barbiturate
Neurosteroids
GABA-gated Cl⁻ channel
Cl⁻

LPCN 1154: A Potential Preferred Option for Rapid Relief in PPD

The Days After Childbirth are a Critical Time Period for the Care of Both Mother and Newborn

Product Candidate Attributes

- Monotherapy or add-on therapy for patients with unresolved symptoms
- Convenient oral for outpatient use with no requirement for overnight clinic stays
- Bioidentical to naturally occurring neuroactive steroid, allopregnanolone

Product Candidate Differentiation

Ideal for patients in need of rapid relief with high remission

- With severe PPD, with acutely elevated suicide risk, who prioritize rapid improvement with or without breastfeeding

No IV infusion challenges - anxiety, resource demands, preparation/administration errors, easier patient counseling, less burdensome on care partner

No sexual dysfunction and weight gain side effects

No significant risk of adverse reactions to breastfed infants

LPCN 1154 - Enablement of Oral Brexanolone

Achieved Relevant Systemic Levels in Phase 1 Study

Sequential single dose escalation study in post-menopausal women (n=8) with Lip'ral based oral dosage form

- LC-MS/MS assays of blood samples



Observed PK Profile Post Oral Administration
Mean Plasma Concentration of Brexanolone (ng/mL)
50
40
30
20
10
0
0
5
10
15
20
25
Time (hr)

LPCN 1154

Development Highlight

Favorable Regulatory Outlook

Efficacy can be established through PK bridge to IV infusion brexanolone

505(b)(2) NDA

Validated Regulatory Pathway

IV brexanolone approved for PPD

Phase 1	Pilot PK Bridge Study	PK Pivotal Study
Successful single dose study completed Established feasibility of oral administration	**Dosing completed** Topline results expected Q2 2023	**Confirmatory trial to establish efficacy for NDA submission***

Truncated Pathway to Establish Efficacy

*Labeling studies may be needed for NDA submission

LPCN 1148

for the Management of Liver Cirrhosis

- Hepatic Encephalopathy (HE)
- Secondary Sarcopenia (SS)



Complications in Patients with Cirrhosis

- **Decompensation** events - hepatic encephalopathy, varices, ascites, etc.
- Compromised **liver** function, immunity, and protein synthesis
- **Muscle** & bone disorders including sarcopenia
- Cachexia, malnutrition, and weight loss (>5%)
- Symptoms of hypogonadism
- Increased inflammation
- Portal hypertension

Precipitation of HE due to Ammonia Buildup


Decrease in hepatic function
Dependence on muscle for detoxification
Muscle-mass depletion
Systemic accumulation of ammonia
Hepatic Encephalopathy

Nusrat et al. World J Gastroenterol. 2014 May 14; 20(18): 5442–5460
Lattanzi et al. J Clin Exp Hepatol. 2019 Jan-Feb; 9(1): 125–130

Liver Cirrhosis Management – Opportunity

Prevalence

Over 2 million cases[1]; 500k+ with decompensation[2]

62% on liver transplant waitlist are male[3]

40-70% of men with cirrhosis have sarcopenia[4,5]

~30-40% of men with cirrhosis experience overt HE[6]

Standard of Care Limitations

No approved drug for secondary sarcopenia (**SS**)

Rifaximin and lactulose for hepatic encephalopathy (**HE**)

- Limited efficacy
- Tolerability issues

Unmet Need

SS: Improve survival/ quality of life for patients on transplant list

Improvement of post-transplant outcomes /lowered cost of care

HE: Novel MOA

LIPOCINE ENHANCING HEALTH

1. Moon, Clin Gas and Hep, 2019. 2. GBD 2017 Cirrhosis Collaboration, Lancet, 2021. 3. Sarkar et al. J Hepatol. 2015
4. Sinclair, Ailment Pharmacol Ther, 2016. 5. Lai, Am J Transplant, 2014. 6. Grønkjær et al., Gastroenterol Nurs. 2018 Nov/Dec;41(6):468-476.

LPCN 1148

Management of Liver Cirrhosis: Hepatic Encephalopathy; Secondary Sarcopenia

Product Candidate Attributes

Androgen receptor agonist

Oral dosage form comprising testosterone laurate, a unique prodrug of endogenous testosterone

Potential for Orphan Drug Designation

Product Candidate Differentiation

Novel Multi-Modal MOA

Only candidate in development for secondary sarcopenia in cirrhosis - no approved SOC

LPCN 1148 - Novel Multi-Modal Mechanism of Action for Liver Cirrhosis

Anabolic[1]

Increase muscle mass and strength[2]; Reduce fat mass[3]; Increase bone density[4]; Inhibit myostatin[5]; Improve appetite and nutritional status*

Ammonia Detoxification

Improve liver health; Improve muscle disorders; Antibacterial

Androgenic

Induce hematopoiesis[6]; Improve endocrine/sexual dysfunction[7]

Anti-Inflammatory[8,9]

Reduce IL-1, IL-6, and TNF-α[10]

Improve immuno-dysregulation[11]

Lower infection rate

Protein Modulation

Albumin increase; Muscle protein synthesis; Lower SHBG

1. Gentile MA et al., J Mol Endocrine, 2010
2. Sinclair et al., J Gastroenterol Hepatol 2016
3. Shalender Bhasin, Clin Infect Dis. 2003;37 Suppl 2:S142-9
4. Snyder et al. JAMA Intern Med. 2017 Apr 1;177(4):471-479
5. Dasarathy and Merli, J Hepatol. 2016
6. Basaria, S., Dobs, A.S. (2003). Androgens and the Hematopoietic System. In: Bagatell, C.J., Bremner, W.J. (eds) Androgens in Health and Disease.
7. Rizk et al., Curr Opin Urol 2017
8. Kelly and Jones, J Endocrinol, 2013
9. Zhang et al., J Cardiovasc Pharmacol Ther. 2021 Nov;26(6):638-647
10. Mohamad et al. Aging Male. 2019 Jun;22(2):129-140.
11. Nakashima et al., Kidney Int Rep. 2017 Nov; 2(6): 1160-1168

*Individual's health condition as it is influenced by the intake and utilization of nutrients

LPCN 1148 – Potential Beneficial Effects

Effects Observed in Subjects with Chronic Liver Disease#

Liver (primary organ)
Injury Marker Reduction



ALT (U/L) Changes
Placebo
Treatment A
Treatment B
Time (week)



AST (U/L) Changes
Time (week)

#LiFT Study in biopsy confirmed NASH subjects (NCT04134091)

Muscle (secondary organ)
Positive Effects on Body Composition†



Relative Change in Appendicular Lean Mass
Placebo (N=14)
Treatment A (N=13)
Treatment B (N=13)
Relative Change (%)
-1.42
2.75
1.9



Relative Change in Whole Body Fat Mass
Placebo (N=14)
Treatment A (N=13)
Treatment B (N=13)
Relative Change (%)
1.78
-3.68
-7.33

† All available data at Week 36 (Last Observation Carry Forward ("LOCF"))
* p < 0.05 vs placebo

Safety Set with all available data, # ALT: alanine aminotransferase; AST: aspartate aminotransferase
* p < 0.05; ** p < 0.01; *** p < 0.001 vs placebo

Treatment A: 142 mg eq T twice daily
Treatment B: 142 mg eq T + d-alpha tocopherol twice daily

LPCN 1148 - Development Status

POC Topline Results Expected in Mid-2023

Phase 2 POC study (NCT04874350)

Randomized placebo-controlled study in sarcopenic male patients with cirrhosis

Endpoints:

Primary:	Change in Skeletal Muscle Index at Week 24
Key Secondary:	Overall survival, hospitalization rates
	Change in number of waitlist events
	Rates of breakthrough hepatic encephalopathy/ascites
	Change from baseline in Liver Frailty Index, Myosteatosis
	Patient Reported Outcomes (PRO's)



SCREENING
TREATMENT: 52 WEEKS
LPCN 1148
Placebo
LPCN 1148
Medical History
Labs
Imaging
Randomize
24-Week Analysis
52-Week Analysis

Value Through Partnering of Non-CNS Assets

Unlocking Value Through Partnering

Why Partnering?

- Enables focus on CNS opportunities
- Candidate advancement
- Risk diversification
- Potential for non-dilutive financing
- Improved resource management

Assets for Partnering


Development Candidate (Indication)
Pre-Clinical
Phase 1
Phase2/POC
Pivotal
Approved
TLANDO® (ex-US)
(Testosterone Replacement Therapy)
LPCN 1111
(Once Daily Testosterone Replacement Therapy)
LPCN 1107
(Prevention of Preterm Birth)
LPCN 1144
(Non-Cirrhotic NASH)
LPCN 1148
(Decompensated Liver Cirrhosis)

TLANDO® Attributes

Convenient oral administration

- No inadvertent transference or pulmonary oil micro embolism risks
- Single strength and dose

TRT without titration requirement

- Enables selection of an effective dose at the start of therapy without delay
- No "efficacy gap" upon switching from other TRTs
- No additional pharmacy and clinic copays to reach efficacious dose
- No dose adjustment clinic and pharmacy visits
- No dose adjustment invasive samplings
- No titration decision errors

Bioequivalent exposure in low/med/high fat food

Not known to produce hepatic adverse events associated with 17-methylated testosterone

Physician Research: Physicians View No Titration Product as Positive

Cited "easy/less titration" as an important advantage of TLANDO™

Finding the adequate TRT dose through titration is burdensome for physicians and patients

TLANDO®: Launched 2Q22 in U.S. Commercialization Partner - Antares Pharma

LPCN 1021 (TLANDO®): Available for Licensing for ex-US Markets

LPCN 1111

Once-A-Day Oral Testosterone Replacement Therapy

Product Candidate Highlights

Oral dosage form comprising testosterone tridecanoate

Convenient option for large and growing market

Patients and physicians preferred once a day oral testosterone

Positive Phase 2 study results

“Phase 3 ready”

LPCN 1107

Potential to be SOC in Prevention of Preterm Birth

Product Candidate

Oral dosage form comprising 17-hydroxyprogesterone caproate

>$2B market potential

Strong pharmaco-economic justification

Oral, a Major Contribution to Patient Care (MC to PC), including no injection site reaction

Compelling efficacy rationale

Accelerated approval pathway; Orphan Drug Designation

LPCN 1144

Novel MOA in Non-Cirrhotic NASH

Product Candidate Highlights

Oral dosage form comprising testosterone ester

No approved drug

Fast Track Designation

Compelling P2 biopsy results in the FDA approvable endpoint

✓ Safety support with 72 weeks exposure

Mono or adjunct therapy

Differentiated profile

✓ Oral with unique benefit to risk profile

✓ Potential for additional benefits including sexual/mental and musculoskeletal domain

✓ Weight neutral approach

Accelerated approval pathway

NASH Resolution with No Worsening of Fibrosis[1]



90
80
70
60
50
40
30
20
10
0
% Responders
NS
p < 0.001
p < 0.05
0
46
69
Placebo (N=11)
Treatment A (N=13)
Treatment B (N=13)

Treatment A: 142 mg eq T twice daily
Treatment B: 142 mg eq T + d-alpha tocopherol twice daily

1 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0. NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance